Exhibit  10.4
--------------

                WARRANT ISSUED PURSUANT TO ACQUISITION AGREEMENT

                                                       Dated as of March 1, 2003


     THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAW OF ANY STATE AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH LAWS.



W-[01]                                            Warrant  to  Purchase  100,000
                                                          Shares of Common Stock

                            HERITAGE WORLDWIDE, INC.

                          COMMON STOCK PURCHASE WARRANT

                            Void after March 1, 2008

     HERITAGE WORLDWIDE, INC., a Delaware corporation (the "Company"), hereby certifies that for value received ________________________________________ (the
"Holder"), is entitled to purchase, subject to the terms and conditions hereinafter set forth, at any time or from time to time beginning on March 1, 2003 and ending prior to 5:00 P.M., New York City time, on March 1, 2008 (the "Expiration Date") 100,000 shares of Common Stock, at an exercise price per share of $1.00 per share, subject to adjustment as provided herein (the "Purchase Price"). This Warrant is issued pursuant to the Acquisition Agreement dated February 28, 2003 among the Company, Poly Implant Protheses, S.A., a
French  limited  liability  company,  and  the  other  parties  thereto.

     1. Definitions. For the purposes of this Warrant, the following terms shall have the meanings set forth below:

          "Business Day" shall mean any day other than a Saturday, Sunday or other day on which commercial banks in the City of New York are authorized or required by law or executive order to close.

          "Closing Price" shall mean, with respect to each share of Common Stock for any day, (a) the last reported sale price regular way or, in case no such sale takes place on such day, the average of the closing bid and asked prices regular way, in either case as reported on the principal national securities exchange on which the Common Stock is listed or admitted for trading or (b) if


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the  Common  Stock  is  not  then  listed or admitted to trading on any national securities  exchange,  the closing bid price per share as reported by NASDAQ, or
(c) if the Common Stock is not then listed or admitted to trading on the NASDAQ, the closing bid price per share of the Common Stock on such date as reported on the OTCBB or if there is no such price on such date, then the last bid price on the date nearest preceding such date, or (d) if the Common Stock is not quoted on the OTCBB, the closing bid price for a share of Common Stock on such date in the over-the-counter market as reported by the National Quotation Bureau Incorporated (or similar organization or agency succeeding to its functions of reporting prices).

          "Common Stock" means the common stock, par value $.001 per share, of the Company, and any class of stock resulting from successive changes or reclassification of such Common Stock.

          "Company" has the meaning ascribed to such term in the first paragraph of this Warrant.

          "Current Market Price" shall be determined in accordance with Subsection 3(b).

          "Exercise Date" has the meaning ascribed to such term in Subsection 2(d).

          "Expiration Date" has the meaning ascribed to such term in the first paragraph of this Warrant.

          "Issued Warrant Shares" means any shares of Common Stock issued upon exercise of the Warrant.

          "NASDAQ" shall mean the Automatic Quotations System of the National Association of Securities Dealers, Inc.

          "Person" shall mean any individual, firm, corporation, limited liability company, partnership, trust, incorporated or unincorporated association, joint venture, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind, and shall include any successor (by merger or otherwise) of such entity.

          "Purchase Price" has the meaning ascribed to such term in the first paragraph of this Warrant.

          "Warrant" shall mean this Warrant and any subsequent Warrant issued pursuant to the terms of this Warrant.

          "Warrant Register" has the meaning ascribed to such term in Subsection 6(c).

     2.     Exercise  of  Warrant.

          (a) Exercise. This Warrant may be exercised, in whole or in part (but not in denominations of fewer than 10,000 shares of Issued Warrant Shares, except upon an exercise of this Warrant with respect to the remaining balance of Issued Warrant Shares purchasable hereunder at the time of exercise), at any


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

time or from time to time during the period beginning on the date hereof and ending on the Expiration Date, by surrendering to the Company at its principal office this Warrant, with the form of Election to Purchase Shares (the "Election to Purchase Shares") attached hereto as Exhibit A duly executed by the Holder and accompanied by payment of the Purchase Price for the number of shares of Common Stock specified in such form.

          (b) Delivery of Shares; Payment of Purchase Price. Within twenty (20) Business Days after surrender of this Warrant and receipt of payment, the Company shall promptly issue and deliver to the Holder a certificate or certificates for the number of shares of Common Stock set forth in the Election to Purchase Shares, in such name or names as may be designated by such Holder, along with a check for the amount of cash to be paid in lieu of issuance of fractional shares, if any. Payment of the Purchase Price may be made as follows: (i) by wire transfer in same day funds to an account in a bank located in the United States designated by the Company, (ii) in United States currency by cash or (iii) delivery of a certified check or official bank draft drawn on a member of the New York Federal Reserve Clearing House payable to the order of the Company.

          (c) Partial Exercise. If this Warrant is exercised for less than all of the shares of Common Stock purchasable under this Warrant, the Company shall cancel this Warrant upon surrender hereof and shall execute and deliver to the Holder a new Warrant of like tenor for the balance of the shares of Common Stock purchasable hereunder.

          (d) When Exercise Effective. The exercise of this Warrant shall be deemed to have been effective immediately prior to the close of business on the Business Day on which this Warrant is surrendered to and the Purchase Price is received by the Company as provided in this Section 2 (the "Exercise Date") and the Person in whose name any certificate for shares of Common Stock shall be issuable upon such exercise, as provided in Subsection 2(b), shall be deemed to be the record holder of such shares of Common Stock for all purposes on the Exercise Date.

     3. Adjustment of Purchase Price and Number of Shares. The Purchase Price and the number of shares of Common Stock issuable upon exercise of this Warrant shall be adjusted from time to time upon the occurrence of the following events:

          (a) Dividend, Subdivision, Combination or Reclassification of Common Stock. If the Company shall, at any time or from time to time, (i) declare a dividend on the Common Stock payable in shares of its capital stock (including Common Stock), (ii) subdivide the outstanding Common Stock into a larger number of shares of Common Stock, (iii) combine the outstanding Common Stock into a smaller number of shares of its Common Stock, or (iv) issue any shares of its capital stock in a reclassification of the Common Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing corporation), then in each such case, the Purchase Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination or reclassification, and the number and kind of shares of capital stock issuable on such date shall be proportionately adjusted so that the Holder of any Warrant exercised after such date shall be entitled to receive, upon payment of the same aggregate amount as would have been payable before such date, the aggregate number and kind of shares of capital stock which, if such Warrant had been exercised immediately


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

prior to such date, such Holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination or reclassification. Any such adjustment shall become effective immediately after the record date of such dividend or the effective date of such subdivision, combination or reclassification. Such adjustment shall be made successively whenever any event listed above shall occur. If a dividend is declared and such dividend is not paid, the Purchase Price shall again be adjusted to be the Purchase Price in effect immediately prior to such record date (giving effect to all adjustments that otherwise would be required to be made pursuant to this
Section  3  from  and  after  such  record  date).

          (b) Determination of Current Market Price. The Current Market Price per share of Common Stock on any date shall be deemed to be the Closing Price per share of Common Stock on the day immediately preceding the date of determination. If on any such date the shares of Common Stock are not listed or admitted for trading on any national securities exchange or quoted by NASDAQ or a similar service, then the Current Market Price shall be determined in good faith by the Board of Directors of the Company.

          (c) De Minimis Adjustments. No adjustment in the Purchase Price shall be made if the amount of such adjustment would result in a change in the Purchase Price per share of less than 3%, but in such case any adjustment that would otherwise be required to be made shall be carried forward and shall be made at the time of and together with the next subsequent adjustment, which together with any adjustment so carried forward, would result in a change in the Purchase Price of 3% per share or more.

          (d) Adjustment of Number of Shares Issuable Upon Exercise. Upon each adjustment of the Purchase Price as a result of the calculations made in Subsection 3(a) this Warrant shall thereafter evidence the right to receive, at the adjusted Purchase Price, that number of shares of Common Stock (calculated to the nearest one-hundredth) obtained by dividing (x) the product of the aggregate number of shares of Common Stock covered by this Warrant immediately prior to such adjustment and the Purchase Price in effect immediately prior to such adjustment of the Purchase Price by (y) the Purchase Price in effect immediately after such adjustment of the Purchase Price.

          (e) Reorganization, Reclassification, Merger and Sale of Assets. If there occurs any capital reorganization or any reclassification of the Common Stock of the Company, the consolidation or merger of the Company with or into another Person (other than a merger or consolidation of the Company in which the Company is the continuing corporation and which does not result in any reclassification or change of outstanding shares of its Common Stock) or the sale or conveyance of all or substantially all of the assets of the Company to another Person, then the Holder will thereafter be entitled to receive, upon the exercise of this Warrant in accordance with the terms hereof, the same kind and amounts of securities (including shares of stock) or other assets, or both, which were issuable or distributable to the holders of outstanding Common Stock of the Company upon such reorganization, reclassification, consolidation, merger, sale or conveyance, in respect of that number of shares of Common Stock then deliverable upon the exercise of this Warrant if this Warrant had been exercised immediately prior to such reorganization, reclassification, consolidation, merger, sale or conveyance; and, in any such case, appropriate adjustments (as determined in good faith by the Board of Directors of the Company) shall be made to assure that the provisions hereof (including


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

provisions with respect to changes in, and other adjustments of, the Purchase Price) shall thereafter be applicable, as nearly as reasonably may be practicable, in relation to any securities or other assets thereafter deliverable upon exercise of this Warrant.

          (f) No Adjustment of Exercise Price in Certain Cases. No adjustment of the Exercise Price shall be made upon the exercise of any convertible securities, options, rights, or warrants outstanding as of the date of this Agreement.

          (g) Dividends and Other Distributions. In the event that the Company shall at any time prior to the exercise of all Warrants declare a dividend (other than a dividend consisting solely of shares of Common Stock) or otherwise distribute to its stockholders any assets, property, rights, evidences of indebtedness, securities (other than shares of Common Stock), whether issued by the Company or by another, or any other thing of value, the Holders of the unexercised Warrants shall thereafter be entitled, in addition to the shares of Common Stock or other securities and property receivable upon the exercise thereof, to receive, upon the exercise of such Warrants, the same property, assets, rights, evidences of indebtedness, securities or any other thing of value that they would have been entitled to receive at the time of such dividend or distribution as if the Warrants had been exercised immediately prior to such dividend or distribution. At the time of any such dividend or distribution, the Company shall make appropriate reserves to ensure the timely performance of the provisions of this subsection 3(g). Nothing contained herein shall provide for the receipt or accrual by a Holder of cash dividends prior to the exercise by such Holder of the Warrants.

     4. Fractional Shares. Notwithstanding an adjustment pursuant to Section 3(d) in the number of shares of Common Stock covered by this Warrant or any other provision of this Warrant, the Company shall not be required to issue fractions of shares upon exercise of this Warrant or to distribute certificates which evidence fractional shares. In lieu of fractional shares, the Company may make payment to the Holder, at the time of exercise of this Warrant as herein provided, of an amount in cash equal to such fraction multiplied by the Current Market Price of a share of Common Stock on the Exercise Date.

     5. Replacement of Warrants. On receipt by the Company of an affidavit of an authorized representative of the Holder stating the circumstances of the loss, theft, destruction or mutilation of this Warrant (and in the case of any such mutilation, on surrender and cancellation of such Warrant), the Company at its expense will promptly execute and deliver, in lieu thereof, a new Warrant of like tenor which shall be exercisable for a like number of shares of Common Stock. If required by the Company, such Holder must provide an indemnity bond or other indemnity sufficient in the judgment of the Company to protect the Company from any loss which it may suffer if a lost, stolen or destroyed Warrant is replaced.

6.     Restrictions  on  Transfer.

          (a) The Holder acknowledges that the Warrant and the Common Stock issuable upon the exercise of the Warrant has not been registered under the Securities Act and may be transferred only pursuant to an effective registration under the Securities Act or pursuant to an applicable exemption from the registration requirements of the Securities Act. The Holder further acknowledges that the certificates representing the Issued Warrant Shares shall bear the following legend:


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

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE OFFERED, SOLD, PLEDGED, HYPOTHECATED, ASSIGNED OR TRANSFERRED EXCEPT PURSUANT TO (I) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT, (II) TO THE EXTENT APPLICABLE, RULE 144 UNDER THE ACT, OR (III) AN OPINION OF COUNSEL, IF SUCH OPINION SHALL BE REASONABLY SATISFACTORY TO COUNSEL TO THE ISSUER, THAT AN EXEMPTION FROM REGISTRATION UNDER THE ACT IS AVAILABLE.

          (b) With respect to a transfer that should occur prior to the time that the Warrant or the Common Stock issuable upon the exercise thereof is registered under the Securities Act, such Holder shall request an opinion of counsel (which shall be rendered by counsel reasonably acceptable to the Company) that the proposed transfer may be effected without registration or qualification under any Federal or state securities or blue sky law.

          (c) The Holder acknowledges and agrees that the Warrant and the Common Stock issuable upon the exercise thereof may not be transferred or sold except as permitted by that certain Stockholders Agreement among the Company, the initial Holder hereof and certain others bearing even date herewith which, among other things, relates to and restricts the transfer of certain securities of the Company.

          (d) The Company shall maintain a register (the "Warrant Register") in its principal office for the purpose of registering the Warrant and any transfer thereof, which register shall reflect and identify, at all times, the ownership of any interest in the Warrant. Upon the issuance of this Warrant, the Company shall record the name of the initial purchaser of this Warrant in the Warrant Register as the first Holder. Upon surrender for registration of transfer or exchange of this Warrant together with a properly executed Form of Assignment attached hereto as Exhibit B at the principal office of the Company, the Company shall, at its expense, execute and deliver one or more new Warrants of like tenor which shall be exercisable for a like aggregate number of shares of Common Stock, registered in the name of the Holder or a transferee or transferees.

     7. No Rights or Liability as a Shareholder. This Warrant does not entitle the Holder hereof to any voting rights or other rights as a shareholder of the Company. No provisions hereof, in the absence of affirmative action by the Holder hereof to purchase Common Stock, and no enumeration herein of the rights or privileges of the Holder shall give rise to any liability of such Holder as a shareholder of the Company.

     8. Amendment or Waiver. This Warrant and any term hereof may be amended, waived, discharged or terminated only by and with the written consent of the Company and the Holder.

     9. Notices. All notices, requests, demands, consents, approvals and other communications required or permitted to be given hereunder shall be in writing and shall be given personally, sent by facsimile transmission or sent by prepaid air courier to the party at its address or fax number given below its signature


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

to this agreement. Any notice so given shall be deemed to have been given when received. Any notice required to be given hereunder to a Holder may also be given to the designated representative of such Holder. A copy of any notice given hereunder shall be simultaneously sent to counsel for the respective parties, as follows:

          If  to  counsel  for  the  Company:
          Morrison  Cohen  Singer  &  Weinstein,  LLP
          750  Lexington  Avenue
          New  York,  New  York  10022
          Attention:  Jay  W.  Seeman/Michael  Connolly
          Fax:  (212)  735-8708

          If  to  counsel  for  the  Holders:

          Kaplan  Gottbetter  &  Levenson,  LLP
          630  Third  Avenue
          New  York,  New  York  10017-6705
          Attention:  Adam  S.  Gottbetter
          Fax:  (212)  983-9210

Any party hereto, or counsel for any party hereto, may change the address and/or fax number for notices intended for it by giving a notice complying with this paragraph to the parties hereto and to the other counsel, but such notice shall not be effective until actually received.

     10. Governing Law. This Warrant shall be governed by and construed in accordance with the laws of the State of New York, without regard to the principles of conflicts of law of such State (including giving effect to GOL
Section  5-1401).

     11. Headings. The headings in this Warrant are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.


                   [Balance of Page Intentionally Left Blank.]


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     IN  WITNESS  WHEREOF,  this  Warrant  has been duly executed as of the date first  above  written.

     HERITAGE  WORLDWIDE,  INC.


                                              By:
                                                 -------------------------------
                                                  Name:
                                                  Title:








                           [SIGNATURE PAGE TO WARRANT]
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                                                          Exhibit A to Common
                                                          Stock Purchase Warrant
                                                          ----------------------

                                    [FORM OF]
                           ELECTION TO PURCHASE SHARES

     The undersigned hereby irrevocably elects to exercise the Warrant to purchase _______ shares of common stock, par value $.001 per share ("Common Stock"), of Heritage Worldwide, Inc (the "Company") and hereby makes payment of $_______ therefor. The undersigned hereby requests that certificates for such shares be issued and delivered as follows:

ISSUE  TO:
           --------------------------------------------------------------------
                                     (NAME)

--------------------------------------------------------------------------------
                          (ADDRESS, INCLUDING ZIP CODE)

--------------------------------------------------------------------------------
                  (SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER)

DELIVER  TO:
           --------------------------------------------------------------------
                                     (NAME)

--------------------------------------------------------------------------------
                          (ADDRESS, INCLUDING ZIP CODE)


     If the number of shares of Common Stock purchased hereby is less than the number of shares of Common Stock covered by the Warrant, the undersigned requests that a new Warrant representing the number of shares of Common Stock not purchased be issued and delivered as follows:

ISSUE  TO:
           ---------------------------------------------------------------------
                                (NAME OF HOLDER)


--------------------------------------------------------------------------------
                          (ADDRESS, INCLUDING ZIP CODE)

--------------------------------------------------------------------------------
                  (SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER)

DELIVER  TO:
           ---------------------------------------------------------------------
                                (NAME OF HOLDER)

--------------------------------------------------------------------------------
                          (ADDRESS, INCLUDING ZIP CODE)

Dated:                                         [NAME  OF  HOLDER(1)]
        ------------------------------
                                               By:
                                                   -----------------------------
                                                   Name:
                                                   Title:

(1) Name of Holder must conform in all respects to name of Holder as specified on the face of the Warrant



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

                                                          Exhibit B to Common
                                                          Stock Purchase Warrant
                                                          ----------------------


                              [FORM OF] ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned hereby sells, assigns, and transfers unto the Assignee(s) named below all of the rights of the undersigned to purchase common stock, par value $.001 per share ("Common Stock"), of Heritage Worldwide, Inc. represented by the Warrant, with respect to the number of shares of Common Stock set forth below:

Name  of  Assignee               Address                         No.  of  Shares
------------------               --------                        ---------------







and does hereby irrevocably constitute and appoint ____________________________ Attorney to make such transfer on the books of Heritage Worldwide, Inc. maintained for that purpose, with full power of substitution in the premises.

Dated:                                          [NAME  OF  HOLDER (1)]
      --------------------------------

                                                By:  ---------------------------
                                                     Name:
                                                     Title:


(1) Name of Holder must conform in all respects to name of Holder as specified on the face of the Warrant.



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